UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K/A

 CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2012

WIRED ASSOCIATES SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53161	37-1458557
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1559 East 38th Street

Brooklyn, New York 11234

(Address of principal executive offices)

(855) 639-9453

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.06 Change in Shell Company Status.

On February 17, 2012, Wired Associates Solutions, Inc. a Nevada corporation (the “Company”), entered into a definitive product license and distribution agreement (the “Agreement”) by and between the Company and Crescent Moon Holdings, LLC, a South Carolina limited liability company that focuses on toy development and distribution. Upon execution of the Agreement on February 17, 2012, the Company ceased being a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act). For more information about the Agreement, please see the disclosure set forth on the Current Report on Form 8-K filed on February 21, 2012, which information is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of licensing agreement dated February 17, 2012, by and between Wired Associates Solutions, Inc. and Crescent Moon Holdings, LLC. (1)

(1)     The form of licensing agreement is incorporated herein by reference to the Current Report on Form 8-K filed on February 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRED ASSOCIATES SOLUTIONS, INC.

Date: March 21, 2012	By:	/s/ Justin Jarman
Name: Justin Jarman
Title: Chief Executive Officer